UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 28, 2021
PROVIDENT FINANCIAL SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31566	42-1547151
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

239 Washington Street, Jersey City, New Jersey		07302
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code 732-590-9200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol Symbol(s)	Name of each exchange on which registered
Common	PFS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operation and Financial Condition.

On January 29, 2021, Provident Financial Services, Inc. (the “Company”) issued a release reporting its financial results for the quarter and year ended December 31, 2020. A copy of the release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed “filed” for any purpose.

Item 7.01    Regulation FD Disclosure.

On January 29, 2021, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.23 per common share, payable on February 26, 2021 to stockholders of record on February 12, 2021.

This announcement was included as part of the release announcing financial results for the quarter and year ended December 31, 2020 and attached as Exhibit 99.1 to this report. A copy of the release is being furnished to the SEC and shall not be deemed “filed” for any purpose.

Item 8.01    Other Events.

The Company’s Board of Directors authorized the Company’s ninth stock repurchase program to commence upon completion of the existing authorization which had approximately 260,000 shares remaining available for repurchase at December 31, 2020. Under the new authorization, the Company may repurchase up to 5% of the number of shares of common stock currently outstanding, or approximately 3.9 million shares. Repurchases will be made from time to time through open market purchases, unsolicited negotiated transactions, or such other means deemed appropriate by management. Completion of the repurchase program will not be limited to a specific time period. The Company’s stock repurchase activity will take into account SEC safe harbor rules and guidance.

Item 9.01.    Financial Statements and Exhibits

(a)     Financial Statements of Businesses Acquired. Not applicable.

(b)    Pro Forma Financial Information. Not applicable.

(c)     Shell Company Transactions. Not applicable.

(d)    Exhibits.

Exhibit No.        Description

99.1            Release issued by the Company on January 29, 2021 announcing its financial results for the quarter and year ended December 31, 2020, the adoption of a share repurchase program, and the declaration of a quarterly cash dividend.

EXHIBIT INDEX

Exhibit        Description

99.1            Release issued by the Company on January 29, 2021 announcing its financial results for the quarter and year ended December 31, 2020, the adoption of a share repurchase program, and the declaration of a quarterly cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT FINANCIAL SERVICES, INC.

DATE:	January 29, 2021	By:/s/ Christopher Martin
Christopher Martin
Chairman and Chief Executive Officer